UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Tilson Investment Trust
(Exact name of registrant as specified in charter)

767 Fifth Avenue, 18th Floor, New York, New York 10153
(Address of principal executive offices)(Zip code)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100, Denver, CO 80203
(Name and address of agent for service)

Registrant's telephone number, including area code:  252-234-9000

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2012

Item 1.	Reports to Stockholders.

Tilson Mutual Funds

TILSON FOCUS FUND | TILSON DIVIDEND FUND

Semi-Annual Report

04.30.12

Table of Contents

Tilson Focus Fund
Shareholder Letter	2
Performance Update	7
Disclosure of Fund Expenses	8
Schedule of Investments	9

Tilson Dividend Fund
Shareholder Letter	14
Performance Update	17
Disclosure of Fund Expenses	18
Schedule of Investments	19

Statements of Assets and Liabilities	22

Statements of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights
Tilson Focus Fund	25
Tilson Dividend Fund	26

Notes to Financial Statements	27

Additional Information	35

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Funds will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, nondiversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risk for non-exchange traded options, and real estate securities risk. More information about these risks and other risks can be found in the Funds’ prospectus. When the Funds sell covered call options, the Funds give up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option’s strike price.

The performance information quoted in this Semi-Annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.tilsonmutualfunds.com.

This material must be accompanied or preceded by the prospectus.

Tilson Focus Fund	Shareholder Letter
April 30, 2012 (Unaudited)

[This section is written by Whitney Tilson and Glenn Tongue, the co-managers of the Tilson Focus Fund.]

Dear Tilson Focus Fund investors:

During the six months ended April 30, 2012, the Tilson Focus Fund returned 23.25%, versus a 12.67% return over the same period for its benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap).

For the cumulative period since the Fund’s inception on March 16, 2005, the Tilson Focus Fund reported an annualized 4.26% return versus the 5.13% annualized return over the same period for its benchmark.

(For the Fund’s most up-to-date performance information, please see our web site at www.tilsonmutualfunds.com.)

Performance as of April 30, 2012
Average Annual Total Returns	Past 6 Months*	Past 1 Year	Past 5 Years	Since Inception**
Tilson Focus Fund	23.25%	-2.65%	0.35%	4.26%
Dow Jones Wilshire 5000 Composite Total Return Index (full cap)	12.67%	3.44%	1.56%	5.13%

Performance shown is for the period ended April 30, 2012.  The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.tilsonmutualfunds.com.  A 2% redemption fee is charged upon redemption of the Fund's shares occurring within one year of the issuance of such shares.  The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted

The Down Jones Wilshire 5000 Composite Total Return Index (full cap) is an index of 5,000 stocks selected according to a methodology developed and administered by Wilshire Associates. It is not possible to invest in indices (like the Dow Jones Wilshire 5000 Index) that are unmanaged and do not incur fees and charges.

*	Cumulative returns.
**	The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses
	Net Expense Ratio***	Gross Expense Ratio****
Tilson Focus Fund	1.68%	2.41%

***
The net expense ratio reflects a contractual expense limitation that continues through March 31, 2013. Thereafter, the expense limitation may be changed or terminated at any time.  Performance would have been lower without this expense limitation.

****	Gross expense ratio is from the Funds' prospectus dated February 29, 2012 (as supplemented through April 17, 2012).

Thoughts on the Fund’s Recent Performance

After our disappointing performance in the 2011 fiscal year, we’re pleased to report that the first half of the 2012 fiscal year (ending April 30, 2012) is off to a strong start, with our fund rising 23.25%. Some might say that we have a hot hand so far this year, but this would be incorrect. Our hands have been largely idle, as our portfolio today is nearly identical to the one we had last year.

Six months ago, in our 2011 annual letter, we wrote:

In our view, the turmoil of the past few months has created the best bargains we’ve seen in the market since the chaos and panic of late 2008 and early 2009. Of course stocks aren’t anywhere as cheap now as they were then, but the risks aren’t nearly as great either (we think many people didn’t realize or have forgotten how close we were then to a worldwide Great Depression), so on a risk-adjusted basis we think our portfolio is as attractive now as it was then.

While we have been pleasantly surprised – indeed, shocked – at how quickly so many of our positions have rebounded, we are not at all surprised that they did. For nearly every stock we owned last year, the market was telling us that we were wrong, but as we wrote in our annual letter:

To quote Ben Graham, you must let the market be your servant, not your guide. Just because other investors are selling in a panic doesn’t mean you should. In some cases, the herd is right, but the real money is made betting against the herd when it’s wrong. It may be the right thing to sell and move on – you don’t have to make it back the same way you lost it – but the decision whether to do so mustn’t be guided by other investors’ behavior.

Our approach is to tune out the short-term noise and carefully evaluate the company and its management, focusing on the long-term track record rather than the short-term poor performance. The key question to ask is: has anything changed that leads us to believe that the recent performance is likely to be

2	www.tilsonmutualfunds.com

Tilson Focus Fund	Shareholder Letter
April 30, 2012 (Unaudited)

permanent, or is this just one of those inevitable periods of bad luck and/or fixable mistakes, such that the company is likely to revert to its long-term outperformance?

…we think nearly all of our losses this year are temporary. We continue to hold – and in many cases have added to – substantial positions in most of our losing positions, so we believe the losses we’ve taken to date will ultimately become large profits.

As you can see, our conviction in holding (and in some cases adding to) many of our positions has paid off handsomely.

Panicked Headline Investing
As value investors, we often invest in companies and industries that are deeply out of favor because that’s where bargains often lie. At the extreme end of this spectrum is what we call “panic headline investing.” The opportunity arises when something goes terribly wrong at a well-known company, resulting in very negative headlines that lead to the widespread view that the company is so toxic that its stock is unattractive at any price, resulting in panic selling. We love buying from sellers who don’t care about price.

Sometimes panicked headlines affect an entire sector such as financial stocks during the credit crisis and, to a much lesser extent, last August and September at the peak of the European sovereign debt crisis (we took advantage in 2008/09 with Berkshire Hathaway, Wells Fargo and American Express, and last fall with Citigroup and Goldman Sachs, among others). But during normal times, it’s usually something company-specific. A classic example is BP during the oil spill in mid-2010 (another one we profited immensely from). Over the past year, other examples we’d cite are News Corp last August (phone hacking), Hewlett Packard last August and September (management shakeup), Netflix last October (Qwikster debacle), Jeffries Group last October (MF Global bankruptcy), Sears Holdings last December (bankruptcy fears), and Diamond Foods in February (accounting scandal).

We look closely at all of these situations and occasionally invest in one. For example, of the six recent ones noted above, we invested in two: Netflix, which has been very profitable and which we continue to own, and Jeffries Group, which we have nearly entirely exited after almost doubling our money. Why did we invest in these two and take a pass on the other four? It’s hard to say – to some extent, after all of our analysis, it comes down to gut-level comfort. Given the success we’ve had doing this type of investing, perhaps we should try harder to get comfortable with these situations more often.

Largest Holdings

As of April 30th, our 10 largest holdings, accounting for 56.4% of the Fund’s assets, were:

Holding	% of Fund Assets
1) Iridium Communications, Inc. (IRDM), Stock + Warrants	10.8%
2) Barnes & Noble (BKS), Stock + Options	6.4%
3) Berkshire Hathaway (BRK/B), Stock + Options	6.4%
4) The Howard Hughes Corp. (HHC), Stock	6.3%
5) Resource America, Inc., Class A (REXI), Stock	5.1%
6) Dell, Inc. (DELL), Stock + Options	4.6%
7) J.C. Penney (JCP), Stock + Options	4.5%
8) Goldman Sachs (GS), Stock + Options	4.1%
9) Netflix, Inc. (NFLX), Stock	4.1%
10) Alexander & Baldwin, Inc. (ALEX)	4.1%
Total:	56.4%

Please refer to the Schedule of Investments section of the Semi-Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

Here are some comments about each of these positions:

Iridium
Iridium operates a constellation of low-earth orbiting satellites that provide worldwide real-time data and voice capabilities over 100% of the earth. The company delivers secure mission-critical communications services to and from areas where landlines and terrestrial-based wireless services are either unavailable or unreliable. It is one of two major players in the Global Satellite Communications industry.

Iridium reported strong earnings in early March, besting estimates for Q4 and affirmed guidance for 2012, but what really moved the stock is the news that a major hosted payload deal is imminent. Here’s the summary from an analyst report:

Hosted payload announcement pending. Iridium expects to announce a NextGen air traffic control agreement in early 2Q, working in conjunction with a consortium of commercial partners. As previously stated, we believe this opportunity could contribute EBITDA of $100+ million annually (on top of the core business) once NextGen is launched.

Based upon our research and valuation models, we think the stock is worth $25-$33 by 2016 vs. the current price around $8.60.

Semi-Annual Report | April 30, 2012	3

Tilson Focus Fund	Shareholder Letter
April 30, 2012 (Unaudited)

Barnes & Noble
We reversed our long-held bearish views on Barnes & Noble in late April, just in time to benefit from Microsoft’s investment in the company, which was announced on April 30th, sending the stock up 52% in a day. Allow us to explain our rationale: 1) we saw that Jana, a firm we know well and respect greatly, took a large (11.7%) stake in BKS; and 2) we read a write-up on our favorite value stock idea website, Value Investors Club, which made a compelling case that BKS was deeply undervalued. The crux of the argument was that the superstore and college bookstore businesses were worth almost the entire stock price of $11, meaning that investors were getting a nearly free call option on the Nook, which is doing remarkably well. The clincher for us was the realization that with more than 2/3 of the stock controlled by insiders, 67% of the float was sold short (87% if you include Jana’s new stake), so even a hint of good news could trigger the mother of all short squeezes.

The key to both the bull and bear cases on Barnes & Noble is the Nook. We thought the Nook would fail to gain traction in the marketplace and simply burn cash and destroy value, but to Barnes & Noble’s credit that hasn’t happened: while the Nook is still losing money, it is an excellent product that elicits rave reviews from commentators and customers and hence has come out of nowhere to take 27% of the eReader market – an incredible accomplishment, given the ferocious competition from Amazon’s Kindle. We can’t say for sure how much it’s worth, but it clearly has significant value, as Microsoft’s investment showed.

Based upon our research and valuation models, we think the stock is worth approximately $30 vs. the current price around $17.

Berkshire Hathaway
The story on Berkshire Hathaway continues to get better, yet the stock continues to languish. The company recently reported very strong Q1 earnings as well as Warren Buffett’s widely anticipated annual letter. Neither disappointed. Here’s our quick take:

a)
Berkshire has never been stronger. Its balance sheet is awash with cash and the company has a diverse and robust collection of exceptional businesses that are collectively generating more than $1 billion per month for Buffett and Munger to allocate.

b)
The company is firing on all cylinders. As Buffett writes: “Our major businesses did well last year. In fact, each of our five largest non-insurance companies – BNSF, Iscar, Lubrizol, Marmon Group and MidAmerican Energy – delivered record operating earnings. In aggregate these businesses earned more than $9 billion pre-tax in 2011. Contrast that to seven years ago, when we owned only one of the five, MidAmerican, whose pre-tax earnings were $393 million. Unless the economy weakens in 2012, each of our fabulous five should again set a record, with aggregate earnings comfortably topping $10 billion.”

c)
We have increased our estimate of intrinsic value to more than $186,300/share, based on an estimated $106,300 in investments/share plus applying a 10 multiple to our estimate of normalized pretax operating earnings of $8,000/share.

d)
Given the diversity of Berkshire’s businesses, the company’s performance is a good indicator of the overall strength of the U.S. economy (outside of the housing sector, which Buffett says remains in a “depression”).

e)
At many points in his letter, Buffett shows the wide gap between book value and intrinsic value, concluding that book value is a “considerably understated” proxy for intrinsic value. However, we think he is being too conservative when he writes: “Over time, the divergence will likely become ever more substantial in absolute terms, remaining reasonably steady, however, on a percentage basis as both the numerator and denominator of the business-value/book-value equation increase.” As Berkshire’s value has increasingly shifted in recent years from its investment portfolio, which is valued at market (i.e., book value), to operating businesses like GEICO and Burlington Northern, we think Berkshire’s intrinsic value is becoming a greater percentage of book value – yet the stock, at just over 1.1x book value, is currently trading near the lowest premium to book value in the past two decades.

f)
Buffett makes it very clear that he believes that Berkshire’s stock is significantly undervalued and that he’s eager to buy it back, up to a price equal to 1.1x book value. We think the share repurchase program puts a firm floor on the stock price only a few percentage points below the current price under $120,000.

g)	Berkshire is one of our largest positions because of its asymmetric return profile: only a few percentage points of downside vs. 50% upside, with intrinsic value growing at roughly 10% annually.

h)
On the first page of the letter, Buffett did his best to put the succession issue to rest, writing: “Your Board is equally enthusiastic about my successor as CEO, an individual to whom they have had a great deal of exposure and whose managerial and human qualities they admire. (We have two superb back-up candidates as well.) When a transfer of responsibility is required, it will be seamless, and Berkshire’s prospects will remain bright.” We don’t have a strong view on who the successor is, but don’t care because we think it’s highly likely that Buffett will be running Berkshire for at least five more years, maybe even 10. In addition, our estimate of intrinsic value doesn’t include any Buffett premium.

Since Berkshire reported earnings, the stock’s price decreased a bit, so we took the opportunity to add to our position.

Howard Hughes
When General Growth Properties emerged from bankruptcy in early November, 2010, it did so as two companies: GGP, which had all of the best malls, and HHC, a collection of master planned communities, operating properties, and development opportunities in 18 states. Many of these properties are generating few if any cash flows and are thus very hard to value, but we think the company has undervalued, high-quality real estate assets in premier locations and that there are many value-creating opportunities that can be tapped. We estimate intrinsic value at $67-$125 vs. the current price around $60.

4	www.tilsonmutualfunds.com

Tilson Focus Fund	Shareholder Letter
April 30, 2012 (Unaudited)

Resource America
Interestingly, our analysis of REXI is little changed in the nearly two years since we wrote a chapter about it in our book, More Mortgage Meltdown: 6 Ways to Profit in These Bad Times. Here’s an excerpt:

Resource America went public in 1986 as a specialty finance company that bought commercial mortgages at a discount. It also held some energy assets such as gas wells and pipelines. It built up Fidelity Leasing and in 2000 sold it to ABN AMRO for $583 million, approximately twice the net assets of the lease portfolio, a significant premium. Later, REXI IPO’d its energy assets by selling shares of Atlas America in 2004 and then spun off their remaining shares the next year. In 2005, REXI also created Resource Capital Corp., a REIT that trades separately under the ticker RSO. Overall, REXI has a very good track record of accumulating assets on the cheap and selling at good prices, with solid gains for shareholders.

Today, REXI manages assets across a broad range of categories and earns attractive spreads on structured finance pools. We believe that while some of these pools may experience problems, REXI has modest liability, which is more than discounted in the stock price. In addition to substantial excess assets outlined below, we estimate that REXI has earnings power of over $1 per share, though it will not reach this level in 2009; the company’s guidance is $0.50-$0.70/share. REXI operates in three segments: Financial Fund Management, which manages various types of asset-backed securities; Real Estate, which invests in and manages multi-family and commercial real estate; and Commercial Finance, which is comprised of LEAF, a small equipment leasing business. We believe that the combined value of these businesses, when added to the value of other investments and what’s on the balance sheet, is multiples of the current market price. REXI’s upside is very high when the markets eventually recover.

We think the stock is worth approximately $9, based on earnings power and a premium to book value, vs. today’s price just above $6.

Dell and J.C. Penney
Subsequent to the end of our April 30 semi-annual year end, Dell and J.C. Penney both reported weak Q1 earnings in late May and their stocks tumbled.  In Dell’s case, revenues, operating income, and EPS fell 4%, 32%, and 27%, respectively, while JCP’s revenues were down 20%, same store sales fell 19%, free cash flow was severely negative, and the company suspended its dividend.

When a company in our portfolio reports disappointing earnings, we tune out the noise and short-term orientation of the market and re-do our analysis from scratch, testing whether our investment thesis is still intact. In order to continue to hold (much less buy more of) a stock in which the company has surprised us with disappointing earnings, we need to understand why the company underperformed and have real conviction that the problems are temporary and more than reflected in the depressed stock price.

In the case of Dell, the stock appears undervalued on every metric, but there’s too high of a chance that it turns into a value trap so we closed out our position. Fortunately we’d sold some stock earlier this year at significantly higher prices, so our losses were minimal.

In the case of J.C. Penney, we came to the opposite conclusion: that our investment thesis remains valid and that the stock’s intrinsic value is much higher than current levels, so we believe the recent selloff is a gift because we’ve been able to add to our position at more attractive prices.

Goldman Sachs
Business is very weak for Goldman right now, and we assume that this will continue for the next few quarters. We also anticipate that the Dodd-Frank Act and other regulation means that the business will likely never be as profitable as it was in its glory days. However, we don’t expect any big writedowns, as we think Goldman is more aggressive in writing down assets and marking them to true market prices than anyone.

When the dust settles, we think Goldman will remain the premier investment banking franchise in the world, in which case it’s worth a substantial premium to book value, which as of the end of Q1 stood at $134.48 (tangible book was $123.94). Thus, at around $97 in late May, nearly a 30% discount to book (and a 22% discount to tangible book), we think the stock is a steal.

Netflix
Netflix tumbled in April, but our view on the company hasn’t changed much since we first bought it last October – we’re comfortable with a 5-6% position size – but the stock price has been extremely volatile, ranging from $62 to $129 in the six months we’ve owned it, so we’ve done much more trading than we normally do, first trimming aggressively and locking in profits as the stock skyrocketed earlier this year, and then adding to our position recently after it fell sharply.

The company reported very strong Q1 earnings: revenues grew 21%, domestic streaming subscribers jumped by 1.7 million to 23.4 million, international subscribers grew by 1.2 million to 3.1 million (up 282% year over year), and total unique subscribers grew by 2.9 million to 29.1 million (including the DVD-by-mail business).

So why was the stock down so much? Netflix’s guidance for Q2 was weaker than expected: a projected gain of only 190,000-790,000 domestic subscribers and 385,000-935,000 international subscribers. Bears see this as the beginning of the end of Netflix’s subscriber growth, but we see it as typical second quarter seasonal weakness combined with the company being very conservative in its guidance, setting a bar that should be easy to clear. We believe what the company wrote in its earnings release – “We see nothing new or particularly concerning this quarter to date in our member viewing, acquisition and retention. All are healthy.” – and have no reason to doubt Netflix’s guidance of “about 7 million...domestic streaming net adds” for all of 2012.

Semi-Annual Report | April 30, 2012	5

Tilson Focus Fund	Shareholder Letter
April 30, 2012 (Unaudited)

On the competitive front, there is no shortage of announcements and activity from various companies like Hulu, HBO, Verizon, Comcast and Amazon, but we are not seeing any impact on Netflix’s business – for now. We’re keeping a close eye on this.

Speaking of Hulu, we read with interest the recent news that one of its original owners, Providence Equity Partners, is selling its 10% stake to current owners ABC and News Corp. for about $200 million, which would value Hulu at approximately $2 billion. According to the article, Hulu “has become a profitable business with tens of millions of users and two million paying subscribers.”

Subscriber-based businesses are often valued and compared to one another based on market valuation per paid subscriber, so for Hulu the math is easy: a $2 billion valuation divided by 2 million paid subscribers = $1,000/sub.

Netflix, in contrast, has 27.1 million paid subs and had a market cap of $4.5 billion, or $157/sub. Are Hulu’s subs really worth more than six times Netflix’s? Not a chance. In fact, we’d argue that Netflix is a far better business and its subs should be worth more.

Alexander & Baldwin
Based in Honolulu, Alexander & Baldwin has two main businesses, which are completely unrelated: Matson, a Jones Act container shipping and logistics business, and A&B, a real estate leasing, development and agriculture business. The company will soon separate these two businesses, which will make it much easier for investors to value each piece of the company, which we think cumulatively are worth around $70/share vs. the current share price around $51.

Semi-Annual Conference Call
We expect to hold our semi‐annual conference call for the Tilson Mutual Funds in the next month or two. Invitations with the exact date and time of the call will be sent to Fund investors by separate letter. There will be a few minutes of opening remarks and then the portfolio managers of both Funds will be available to answer questions.

Conclusion
We thank you for your investment and support and look forward to many years of partnership.

Whitney Tilson and Glenn Tongue
Co-Portfolio Managers, Tilson Focus Fund

(1)	EBITDA – an acronym for “earnings before interest, taxes, depreciation, and amortization.”

(2)	EPS – an acronym for “earnings per share”. The portion of a company’s profit allocated to each outstanding share of common stock.

(3)	Dodd-Frank Act – A bill that aims to increase government oversight of trading in complex financial instruments such as derivatives.

(4)
Intrinsic Value – the actual value of a company or an asset based on an underlying perception of its true value including all aspects of the business, in terms of both tangible and intangible factors. This value may or may not be the same as the current market value.

Investment in the Tilson Focus Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk. The performance and other information about certain companies described have been compiled from sources believed to be reliable and current, but the accuracy cannot be guaranteed.

6	www.tilsonmutualfunds.com

Tilson Focus Fund	Performance Update
April 30, 2012 (Unaudited)

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to April 30, 2012

Performance Returns for the period ended April 30, 2012

Average Annual Total Returns	Past 6 Months*	One Year	Five Year	Since Inception**	Gross Expense Ratio***
Tilson Focus Fund	23.25%	-2.65%	0.35%	4.26%	2.41%

Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Tilson Focus Fund	34.57%	$13,457
Dow Jones Wilshire 5000 Composite Total Return (Full Cap) Index	42.79%	$14,279

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. This graph depicts the performance of Tilson Focus Fund (the “Fund”) versus the Dow Jones Wilshire 5000 Composite Total Return (Full Cap) Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	Cumulative return.

**	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

***
The gross expense ratio shown is from the Fund’s prospectus dated February 29, 2012 (as supplemented through April 17, 2012). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.tilsonmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Semi-Annual Report | April 30, 2012	7

Tilson Focus Fund	Disclosure of Fund Expenses
April 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expense Ratio(a)	Expense Paid During Period November 1, 2011 to April 30, 2012(b)
Tilson Focus Fund
Actual	$1,000.00	$1,232.50	1.51%	$8.38
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	1.51%	$7.57

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

8	www.tilsonmutualfunds.com

Tilson Focus Fund	Schedule of Investments
April 30, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS - 70.09%

Consumer Discretionary - 17.70%
Ambassadors International, Inc.(a)	9	$0
American Eagle Outfitters, Inc.	33	594
Barnes & Noble, Inc.(a)	19,238	399,189
Borders Group, Inc.(a)(b)(c)	222,016	0
Daily Journal Corp.(a)	347	26,719
dELiA*s, Inc.(a)	286,865	441,772
Domino's Pizza, Inc.	23	870
H&R Block, Inc.	622	9,143
JC Penney Co., Inc.	16,821	606,565
Netflix, Inc.(a)	8,836	708,117
Orchard Supply Hardware Stores Corp., Class A(a)	1	21
The Pep Boys-Manny Moe & Jack	240	3,583
Proliance International, Inc.(a)(b)(c)	716	0
Promotora de Informaciones SA, ADR(a)	714	1,435
Promotora de Informaciones SA, Class A(a)	63,382	30,623
Promotora de Informaciones SA, Class B, ADR	152,124	505,052
Reading International, Inc.(a)	1,008	5,000
Sears Canada, Inc.(a)	22,255	309,319
Sears Holdings Corp.(a)	38	2,044
The Wendy's Co.	1,157	5,635
		3,055,681
Consumer Staples - 2.05%
Anheuser-Busch InBev NV, ADR	4,789	347,777
The Coca-Cola Co.	22	1,679
Green Mountain Coffee Roasters, Inc.(a)	100	4,875
		354,331
Energy - 0.03%
BP PLC, ADR	133	5,774

Financials - 27.35%
American International Group, Inc.(a)	7,481	254,578
Berkshire Hathaway, Inc., Class B(a)	4,782	384,712
Citigroup, Inc.	19,402	641,042
The Goldman Sachs Group, Inc.	4,167	479,830
The Howard Hughes Corp.(a)	16,165	1,084,833
Jefferies Group, Inc.	2,569	40,924
Justice Holdings, Ltd.(a)	33,413	544,632
Meta Financial Group, Inc.	568	11,968
MGIC Investment Corp.(a)	572	1,979
Nelnet, Inc., Class A	987	25,484
OBA Financial Services, Inc.(a)	444	6,394
Ocean Shore Holding Co.	958	10,969
Origen Financial, Inc., REIT(a)	2,291	3,322
Pacific Capital Bancorp NA(a)	631	28,742
Phoenix Group Holdings PLC	36,505	312,809
Resource America, Inc., Class A	126,798	886,318
The St. Joe Co.(a)	3	53
Two Harbors Investment Corp., REIT	275	2,877
US Bancorp	23	740
		4,722,206
Health Care - 0.01%
AMAG Pharmaceuticals, Inc.(a)	75	1,174
Pfizer, Inc.	7	161
		1,335

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2012	9

Tilson Focus Fund	Schedule of Investments
April 30, 2012 (Unaudited)

	Shares	Value
Industrials - 4.10%
Alexander & Baldwin, Inc.	13,838	$707,952
LECG Corp.(a)	5,536	42
		707,994
Information Technology - 14.67%
Apple, Inc.(a)	545	318,411
Broadridge Financial Solutions, Inc.	15	348
Dell, Inc.(a)	43,894	718,545
Microsoft Corp.	2,645	84,693
MRV Communications, Inc.	560,900	583,336
PNI Digital Media, Inc.(a)	65,877	37,023
SanDisk Corp.(a)	16,405	607,149
Seagate Technology PLC	205	6,306
Spark Networks, Inc.(a)	35,173	158,278
Tucows, Inc.(a)	13,478	19,273
		2,533,362
Materials - 0.03%
Contango ORE, Inc.(a)	1	11
The Dow Chemical Co.	143	4,845
		4,856
Retail - 0.50%
Xstelos Holdings, Inc.(a)(b)	57,514	86,271

Telecommunication Services - 3.65%
Iridium Communications, Inc.(a)	16,299	143,268
Primus Telecommunications Group, Inc.(a)	27,987	486,974
		630,242

Total Common Stocks (Cost $13,040,258)		12,102,052

CLOSED-END FUNDS - 0.01%

Financials - 0.01%
BlackRock Enhanced Capital and Income Fund, Inc.	129	1,729
Boulder Growth & Income Fund, Inc.	31	187
		1,916

Total Closed-End Funds (Cost $1,557)		1,916

PREFERRED STOCKS - 0.16%

Consumer Discretionary - 0.00%(d)
Orchard Supply Hardware Stores Corp.	1	2

U.S. Government Agency - 0.16%
Federal Home Loan Mortgage Corp., Series Z, 8.375%(e)	21,601	27,001

Total Preferred Stocks (Cost $50,071)		27,003

RIGHTS AND WARRANTS - 15.45%

American International Group, Inc., Warrants, Expiring 01/19/2021, Strike Price: $45.00(a)	21,241	272,947
Iridium Communications, Inc., Warrants, Expiring 02/14/2013, Strike Price: $7.00(a)	680,756	1,722,313
JPMorgan Chase & Co., Warrants, Expiring 10/28/2018, Strike Price: $42.42(a)	17,703	221,287

See Notes to Financial Statements.
10	www.tilsonmutualfunds.com

Tilson Focus Fund	Schedule of Investments
April 30, 2012 (Unaudited)

		Shares		Value
RIGHTS AND WARRANTS (continued)
Phoenix Group Holdings PLC, Rights, Expiring 03/09/2014, Strike Price: 10.71 EUR(a)(b)(c)		36,505		$0
Phoenix Group Holdings PLC, Warrants, Expiring 03/09/2014, Strike Price: 30 GBP(a)		14,053		6,842
Promotora de Informaciones SA, Class A, Warrants, Expiring 06/05/2014, Strike Price: 2 EUR(a)		135,776		5,392
Tronox, Inc., Class A, Warrants, Expiring 02/14/2018, Strike Price: $62.13(a)		184		23,368
Tronox, Inc., Class B, Warrants, Expiring 02/14/2018, Strike Price: $68.56(a)		227		28,829
Two Harbors Investment Corp., Warrants, Expiring 10/07/2013, Strike Price: $11.00(a)		46,311		11,003
Wells Fargo & Co., Warrants, Expiring 10/28/2018, Strike Price: $34.01(a)		35,515		376,459

Total Rights and Warrants (Cost $2,200,372)				2,668,440

	Number of Contracts	Exercise Price	Maturity Date	Value
PURCHASED OPTIONS - 12.24%

PURCHASED OPTION CALLS - 11.97%
Bank of America Corp.	12	$5.00	1/19/2013	3,960
Bank of America Corp.	436	10.00	1/19/2013	21,364
Barnes & Noble, Inc.	288	9.00	7/21/2012	403,200
Barnes & Noble, Inc.	248	10.00	7/21/2012	312,480
Berkshire Hathaway, Inc.	43	70.00	6/16/2012	46,010
Berkshire Hathaway, Inc.	16	70.00	1/19/2013	20,640
Berkshire Hathaway, Inc.	17	75.00	5/19/2012	9,478
Berkshire Hathaway, Inc.	31	75.00	6/16/2012	18,755
Berkshire Hathaway, Inc.	76	70.00	1/18/2014	122,930
Berkshire Hathaway, Inc.	562	82.50	6/16/2012	57,886
Berkshire Hathaway, Inc.	116	80.00	6/16/2012	24,592
Berkshire Hathaway, Inc.	290	77.50	5/19/2012	95,700
Berkshire Hathaway, Inc.	189	65.00	1/19/2013	325,552
Dell, Inc.	109	10.00	1/19/2013	71,395
The Goldman Sachs Group, Inc.	110	100.00	1/19/2013	227,700
JC Penney Co., Inc.	6	20.00	1/19/2013	10,020
JC Penney Co., Inc.	1	25.00	1/19/2013	1,173
JC Penney Co., Inc.	118	25.00	1/18/2014	152,220
JC Penney Co., Inc.	7	30.00	1/19/2013	5,477
Netflix, Inc.	18	115.00	5/19/2012	270
Wells Fargo & Co.	101	20.00	1/19/2013	135,340

Total Purchased Option Calls (Cost $1,578,761)				2,066,142

PURCHASED OPTION PUTS - 0.27%
Financial Select SPDR®	312	16.00	5/19/2012	21,840
Green Mountain Coffee Roasters, Inc.	1	65.00	6/16/2012	1,730
Hong Kong Currency	10,870,615	7.75	9/20/2012	21,323
Interoil Corp.	8	60.00	5/19/2012	2,520

Total Purchased Option Puts (Cost $153,807)				47,413

Total Purchased Options (Cost $1,732,568)				2,113,555

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2012	11

Tilson Focus Fund	Schedule of Investments
April 30, 2012 (Unaudited)

	Shares	Value
SHORT TERM INVESTMENTS - 2.38%

High Mark 100% U.S. Treasury Money Market Fund, 0.000%(f)	410,991	$410,991

Total Short Term Investments (Cost $410,991)		410,991

Total Value of Investments (Cost $17,435,817) - 100.33%		17,323,957

Liabilities in Excess of Other Assets - (0.33)%		(56,711)

Net Assets - 100.00%		$17,267,246

(a)	Non-income producing investment.
(b)	Fair valued security under the procedures approved by the Fund's Board of Trustees.
(c)	Security determined to be illiquid under the procedures approved by the Fund's Board of Trustees.
(d)	Less than 0.005% of Net Assets.
(e)	Floating or variable rate security. Interest rate disclosed is that which is in effect at April 30, 2012.
(f)	Represents 7 day effective yield.

Securities determined to be illiquid under the procedures approved by the Fund's Board of Trustees. Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
2/4/11 - 2/14/11	Borders Group, Inc.(a)(b)(c)	$68,317	$0	0.00%
3/9/14	Phoenix Group Holdings PLC, Rights(a)(b)(c)	36,505	0	0.00%
11/21/08 - 1/15/09	Proliance International, Inc.(a)(b)(c)	187	0	0.00%
		$105,009	$0	0.00%

Common Abbreviations:
ADR - American Depositary Receipt.
Ltd. - Limited.
NA - National Association.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC - Public Limited Company.
REIT - Real Estate Investment Trust.
SA - Generally designates corporations in various countries, mostly those employing the civil law.
SPDR- Standard & Poors Depositary Receipts.

Summary of Investments
	% of Net Assets	Value
Closed-End Funds	0.01%	$1,916
Consumer Discretionary	17.70%	3,055,681
Consumer Staples	2.05%	354,331
Energy	0.03%	5,774
Financials	27.35%	4,722,206
Health Care	0.01%	1,335
Industrials	4.10%	707,994
Information Technology	14.67%	2,533,362
Materials	0.03%	4,856
Retail	0.50%	86,271
Preferred Stocks	0.16%	27,003
Purchased Option	12.24%	2,113,555
Rights and Warrants	15.45%	2,668,440
Telecommunication Services	3.65%	630,242
Short Term & Other	2.05%	354,280
Total	100.00%	$17,267,246

See Notes to Financial Statements.
12	www.tilsonmutualfunds.com

Tilson Dividend Fund	Shareholder Letter
April 30, 2012 (Unaudited)

[This section is written by Zeke Ashton, manager of the Tilson Dividend Fund.]

Dear Tilson Dividend Fund investors:

The Tilson Dividend Fund produced a gain of 7.83% for the six month ending April 30, 2012. Our primary benchmark, the Dow Jones U.S. Select Dividend Total Return Index, experienced a gain of 10.94% for the same period, while the S&P 500 Total Return Index (“S&P 500”) returned 12.77%.  For the trailing 5-year period ending April 30, 2012, the Tilson Dividend Fund has produced an annualized return of 6.68% versus the primary benchmark’s return of -0.44% annualized over the same period.

On a cumulative basis since the Fund’s inception on March 16, 2005, the Tilson Dividend Fund has produced a return of 85.29% versus a 36.36% return for the S&P 500 and a 29.25% return for the Dow Jones U.S. Select Dividend Total Return Index. Since inception, the Tilson Dividend Fund returned an annualized 9.04% return versus a 3.67% annualized return over the same period for its benchmark.

(For the Fund’s most up-to-date performance information, please see our web site at www.tilsonmutualfunds.com.)

Performance as of April 30, 2012
Average Annual Total Returns	Past 6 Months*	Past 1 Year	Past 5 Years	Since Inception**
Tilson Dividend Fund	7.83%	-1.34%	6.68%	9.04%
S&P 500 Total Return Index	12.77%	4.76%	1.01%	4.45%
Dow Jones U.S. Select Dividend Total Return Index	10.94%	10.00%	-0.44%	3.67%

Performance shown is for the period ended April 30, 2012.  The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.tilsonmutualfunds.com.  A 2% redemption fee is charged upon redemption of the Fund's shares occurring within one year of the issuance of such shares.  The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks a widely recognized index of common stock prices.
The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the S&P 500 Total Return Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

*	Cumulative returns.
**	The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses
	Net Expense Ratio***	Gross Expense Ratio****
Tilson Dividend Fund	2.10%	2.20%

***
The net expense ratio reflects a contractual expense limitation that continues through March 31, 2013. Thereafter, the expense limitation may be changed or terminated at any time.  Performance would have been lower without this expense limitation.

****	Gross expense ratio is from the Funds' prospectus dated February 29, 2012 (as supplemented through April 17, 2012).

Thoughts on the Fund’s Recent Performance

The investing environment of the past year has proven to be a frustrating one for us, as we’ve struggled to find high dividend paying stocks that meet our criteria for risk and total return potential.  In the meantime, we have under-performed our benchmark as investors have bid up shares of income stocks, which have become more attractive in part due to the lack of good income alternatives in other asset classes. One of the reasons for our divergence is that we’ve chosen to allocate our portfolio exposure towards cash-rich, large-cap technology stocks that we believe will perform well over time but whose prime method of returning cash to shareholders is to repurchase shares rather than to pay out meaningful dividends.  However, with the exception of our position in Apple (which we believed to be undervalued despite its strong business momentum and popular following) we have been drawn to stocks of out-of-favor technology companies such as Cisco, Xerox, and Dell, which we believe are extraordinarily undervalued on the cash-flow centric fundamentals that we emphasize in our valuation approach.  Our contrarian nature tends to attract us to ideas that the market isn’t excited about; this is why these stocks are undervalued, in our opinion.

Unfortunately, over the last year we have not been rewarded for our inclination to stray from the herd.  This is something of an occupational hazard for us, as we are quite willing to depart from the popular high-yielding dividend stocks when we believe that they do not offer compelling value.  In fact, we would go so far as to say that the better the recent performance of our benchmark, the less likely it is that our portfolio will resemble it.  It is usually hard to find great value in stocks that have gone up a lot recently.  In the past we have generally been rewarded for this contrarian streak, at least given a reasonable amount of time.  We are determined to

14	www.tilsonmutualfunds.com

Tilson Dividend Fund	Shareholder Letter
April 30, 2012 (Unaudited)

give our ideas sufficient time to play out, while we remain watchful for signs that the underlying businesses can make fundamental headway and that they can  produce significant and (hopefully) growing cash flow.

Dividends Versus Other Forms of Capital Allocation

It is part of our process to look for businesses that generate considerable excess cash flow beyond what is needed for maintenance of the business which is then available to be returned to shareholders.  Our bias is to be in favor of companies paying cash to us in dividends, all else being equal.  We believe dividends, when well supported by cash flow, provide a tangible indication of underlying company health and also provide shareholders the flexibility to use the cash paid out in dividends as they choose, rather than having that cash be captive to management’s priorities.  However, we recognize that management teams sometimes have better uses for the cash; our job is to determine whether that is actually the case and if management is getting better value from alternate uses of that cash.  There are five primary ways that management teams can allocate the excess cash available to them: they can re-pay debt, they can pay it out to shareholders in the form of cash dividends, they can buy back their own shares, they can reinvest it to grow their existing business, or they use it to acquire other businesses.  In addition to these five uses of cash, companies also have a sixth option, which is to hold on to the cash when management believes it will have better options in the future to deploy it than it has available today.

With regards to reinvestment and maintenance of the business, there are many companies that give short shrift to maintaining their competitive positions or ensuring future competitiveness, particularly if doing so would require them to reduce dividends.  The pressure to maintain or extend a long-running policy of paying or increasing the dividend can be quite significant, and some management teams are loath to make any change to established policy unless circumstances force their hands.  One of our first evaluation points is to ensure that our portfolio companies aren’t allowing their long-term competitiveness to erode or are taking on debt in that increases the risk profile of the business in order to reward current investors with an unsustainable pay-out.  On the other hand, companies that are growing their operations at a rapid pace and which have significant opportunity to re-invest in the organic growth of the existing business at high returns usually should not return capital to investors at this phase. At such a company, channeling any excess cash to take advantage of profitable growth should always take precedence over returning cash to shareholders.  Such opportunities are not abundant, and therefore the emphasis should be on maximizing the long-term value of the business.  No growth opportunity lasts forever, and most businesses eventually reach the point where the incremental return on capital invested in the business declines.  At that point, management should heavily consider starting to return excess cash to shareholders in the most appropriate and value-accretive manner available to them.

Acquisitions are another potential use of excess cash.  We believe that shareholders benefit from well-conceived and well executed acquisitions for which reasonable prices are paid and which will contribute to the growth in the per-share cash flow of the business over time.  Our experience has been that too many acquisitions are poorly conceived, poorly integrated, and purchased at unattractive prices, which means that we are very watchful to ensure that our portfolio companies are not destroying value in their acquisition activities.  Nonetheless, there are many companies with great long-term track records of using acquisitions to build per-share value.  Clearly, we prefer to own portfolio companies that feature management teams with a history of success on this front.

As we have noted in past letters, we believe that shareholders should consider share buybacks to be a directly comparable alternative to a cash dividend.  Obviously, the dividend shows up as cash in the investors pocket (less applicable taxes).  In the case of the buyback, the investor instead benefits from an increase in the proportional ownership interest in the business.  The degree to which the investor benefits from this proportional ownership increase is determined by the extent to which the shares repurchased were bought at a discount to underlying business value.  As is the case with acquisitions, there are many examples where companies have been poor buyers of their own stock, buying back highly priced shares when the short-term outlook appears favorable or when cash builds up in the business, only to discontinue buying back shares during times of uncertainty when the stock prices trade well below intrinsic value and the opportunity exists to buy back shares in a value-accretive manner.  While many articles in recent years have been written about share buybacks being a poor use of cash, the fact that many companies appear incapable of utilizing this lever appropriately says little to us about the merits of the activity itself; it says more about the capital allocation sensibilities of management.  The fact remains that when used appropriately, share buybacks can be a very powerful tool for shareholder benefit.  We look to own companies that take aggressive action to reduce the shares outstanding by 5-10% per year during periods when the stocks are trading at a discount to our estimate of fair value.  We prefer to own companies that show the restraint to slow or discontinue share buybacks when their stocks trade at fully valued prices (even though we generally sell the securities ourselves when we believe the stock price reflects fair value).  Of course, we believe that a company should never buy back stock if doing so would put the company at financial risk; as such, we are wary of the practice of borrowing heavily to fund a share repurchase, even if we believe the stock to be materially undervalued.

We should make it clear that we believe that the “burden of proof” rests with company management to demonstrate that alternate uses of excess cash are likely to be superior to cash dividends in terms of value accretion for shareholders.  Even in cases when we agree with management that alternate cash uses are likely to be beneficial, we tend to believe that a portion of the excess cash should still be paid to investors as a hedge against the risk of the alternate uses.

Let us now bring this somewhat academic discussion back to our portfolio strategy. In some environments, we are able to identify many attractive stocks where the dividend pay-out is quite high.  Such opportunities are our first priority.  Our second priority is to purchase securities that we believe are under-valued and where we can sell covered call options on a portion of that position to create current income, though of course this income comes at the cost of forgoing capital appreciation above a certain stock price.  If we are having difficulty in identifying suitable opportunities in these first two categories, we will purchase non-income producing securities if we believe the future capital gain potential is compelling and if the portfolio is still generating an acceptable aggregate income profile.  Over time, we believe this “total return” approach will pay off by allowing us to rotate the Fund’s capital into our best investment ideas while still producing meaningful income.

Portfolio Update
As of April 30, 2012 the Tilson Dividend Fund was approximately 85% invested in equities spread across 30 holdings, offset by notional covered call liabilities equal to approximately 0.5% of the Fund’s assets. Cash and money market funds represented approximately 15% of the Fund’s assets.  The top ten investments at October 31, 2011 represented just over 47% of Fund assets.

Semi-Annual Report | April 30, 2012	15

Tilson Dividend Fund	Shareholder Letter
April 30, 2012 (Unaudited)

As of April 30, 2012, our top 10 holdings were as follows:

Holding	% of Fund Assets
1) Ancestry.com, Inc. (ACOM)	6.8%
2) Dell, Inc. (DELL)	6.5%
3) Activision Blizzard, Inc. (ATVI)	6.2%
4) MFC Industrial, Ltd. (MIL)	4.9%
5) Cisco Systems, Inc. (CSCO)	4.2%
6) Aspen Insurance Holdings, Ltd. (AHL)	3.9%
7) Iconix Brand Group, Inc. (ICON)	3.8%
8) Xerox Corp. (XRX)	3.7%
9) Fifth Street Finance Corp. (FSC)	3.6%
10) Telular Corp. (WRLS)	3.2%
TOTAL	46.8%

Please refer to the Schedule of Investments section of the Semi-Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

Commentary on Fund Holdings

Our portfolio is heavily concentrated in well-capitalized, profitable, market-leading companies that generate significant excess cash flow that can be used to pay dividends, repurchase shares, or can be used to further grow via internal investment or through acquiring other companies. Not all of the portfolio holdings pay dividends, but those that do not tend to return significant cash to shareholders indirectly through meaningful share buybacks.

The largest positions in the Fund portfolio are not traditional income investments.  In the case of Ancestry.com, the company operates the leading family history research website, is strongly profitable, and appears to us to be far and away the leader in this niche.  As of April 30, 2012, we had sold covered calls on approximately 40% of our shares in this security, in most cases receiving more than 10% of the stock price.

Our two large-cap technology holdings, Dell and Cisco, both have returned significant cash to investors through share buybacks. In the most recent fiscal year that ended in January 2012, Dell used approximately $2.7 billion, or roughly 55% of the $4.8 billion in cash flow generated by the business, to repurchase its own shares. As a result, the average weighted share count for the fiscal year declined by approximately 8.7%. This is roughly equivalent to what the effect would be if Dell paid a 10% dividend to its investors who then re-invested the after-tax proceeds in Dell shares.  We expect that Dell will utilize its excess cash to buy back shares and make acquisitions to improve its long-term competitive positioning.  Cisco, on the other hand, began paying dividends for the first time in 2011 and while the company increased its dividend in early 2012 by 33%, it still pays out a very small percentage of the cash flow it generates. We expect that Cisco will utilize its excess cash flow with a mix of share repurchases, dividends, and acquisitions.

As a contrast, the Fund’s investment in Fifth Street Finance represents a pure income play, in the sense that we expect virtually all of our returns to be in the form of income.  Fifth Street Finance provides high-yield loans to middle-market companies, usually in conjunction with the purchase of the company by a private equity sponsor.  As a business development company (BDC), Fifth Street Finance is required to pay out at least 90% of its investment income to its shareholders, and as a result pays no taxes at the corporate level.  However, because virtually all income is distributed, companies such as Fifth Street typically do not grow their business value at meaningful rates over time, so we must take into account that the cash dividends are likely to represent all the return we are going to get.  We look to purchase pure income investments such as Fifth Street when we can do so at a discount to stated net asset value (NAV) and when the dividend yield exceeds 11%.

Final Thoughts

As value investors, we understand that often the best bargains can often be the most contrarian and out-of-favor, and the risk of exploiting those opportunities is that it can take time for them to work out.  We seem to have had more than our normal allotment of contrarian ideas over the last year, driven by our emphasis on underlying profitability and cash flow rather than top line sales growth and popularity.  We expect that the value we see in these ideas will eventually be better appreciated by the market and be more appropriately reflected in Fund performance.  That said, we are not pleased with the performance of the Fund over the past year, and we will continue to review our current holdings to ensure that the fundamentals support continued investment while also continually looking for new and better ideas with which to deploy our capital.

We thank you for your support and continued confidence in the Tilson Dividend Fund.

Zeke Ashton
Portfolio Manager, Tilson Dividend Fund

Investment in the Tilson Dividend Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Investment in the Fund  is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

16	www.tilsonmutualfunds.com

Tilson Dividend Fund	Performance Update
April 30, 2012

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 (Date of Initial Public Investment) to April 30, 2012

Performance Returns for the period ended April 30, 2012

Average Annual Total Returns	Past 6 Months*	One Year	Five Year	Since Inception**	Gross Expense Ratio***
Tilson Dividend Fund	7.83%	-1.34%	6.68%	9.04%	2.20%

Cumulative Total Investment Returns	Since Inception**	Final Value of $10,000 Investment
Tilson Dividend Fund	85.29%	$18,529
S&P 500 Total Return Index	36.36%	$13,636
Dow Jones U.S. Select Dividend Total Return Index	29.25%	$12,925

This graph assumes an initial $10,000 investment at March 16, 2005 (Date of Initial Public Investment). The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares. All dividends and distributions are reinvested, if any. This graph depicts the performance of Tilson Dividend Fund (the “Fund”) versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	Cumulative return.

**	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

***
The gross expense ratio shown is from the Fund’s prospectus dated February 29, 2012 (as supplemented through April 17, 2012). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.tilsonmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Semi-Annual Report | April 30, 2012	17

Tilson Dividend Fund	Disclosure of Fund Expenses
April 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expense Ratio(a)	Expense Paid During Period November 1, 2011 to April 30, 2012(b)
Tilson Dividend Fund
Actual	$1,000.00	$1,078.30	1.95%	$10.08
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	1.95%	$9.77

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

18	www.tilsonmutualfunds.com

Tilson Dividend Fund	Schedule of Investments
April 30, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS - 77.82%

Consumer Discretionary - 6.36%
Iconix Brand Group, Inc.(a)	180,000	$2,761,200
News Corp.	95,000	1,862,000
		4,623,200
Financials - 18.59%
Alleghany Corp.(a)	5,500	1,885,950
Aspen Insurance Holdings, Ltd.	100,000	2,832,000
Brookfield Asset Management, Inc.	50,950	1,680,331
Calamos Asset Management, Inc., Class A	124,543	1,609,095
Capital Southwest Corp.	12,230	1,170,656
Interactive Brokers Group, Inc., Class A	60,000	910,200
Oslo Bors VPS Holding ASA	130,301	1,468,546
Tetragon Financial Group, Ltd.	250,000	1,965,000
		13,521,778
Health Care - 4.99%
Medtronic, Inc.	40,000	1,528,000
Sanofi, ADR	55,000	2,099,900
		3,627,900
Industrials - 5.01%
Douglas Dynamics, Inc.	7,500	105,975
MFC Industrial, Ltd.(b)	472,589	3,534,966
		3,640,941
Information Technology - 36.94%
Accenture PLC	15,000	974,250
Activision Blizzard, Inc.	350,000	4,504,500
Ancestry.com, Inc.(a)(b)	185,000	4,939,500
Cisco Systems, Inc.	150,000	3,022,500
Dell, Inc.(a)	300,000	4,911,000
EMC Corp.(a)	75,000	2,115,750
Telular Corp.	255,800	2,307,316
Westell Technologies, Inc., Class A(a)	600,000	1,368,000
Xerox Corp.	350,000	2,723,000
		26,865,816
Telecommunication Services - 5.93%
IDT Corp., Class B	135,700	1,142,594
InterDigital, Inc.(b)	50,000	1,386,000
Vonage Holdings Corp.(a)(b)	875,000	1,785,000
		4,313,594

Total Common Stocks (Cost $55,759,983)		56,593,229

CLOSED-END FUNDS - 6.04%

Fifth Street Finance Corp.	265,000	2,602,300
JZ Capital Partners, Ltd.	115,000	666,282
MVC Capital, Inc.	85,000	1,122,000
		4,390,582

Total Closed-End Funds (Cost $4,073,844)		4,390,582

Semi-Annual Report | April 30, 2012	19

Tilson Dividend Fund	Schedule of Investments
April 30, 2012 (Unaudited)

	Shares	Value
Telecommunication Services (continued)
EXCHANGE-TRADED FUNDS - 1.28%

Market Vectors Gold Miners ETF(b)	20,000	$927,800

Total Exchange-Traded Funds (Cost $1,122,504)		927,800

	Shares	Value
SHORT TERM INVESTMENTS - 14.59%

Fidelity Institutional Money Market Fund - Government Portfolio, 0.010%(c)	10,610,091	10,610,091

Total Short Term Investments (Cost $10,610,091)		10,610,091

Total Value of Investments (Cost $71,566,422) - 99.73%		72,521,702

Other Assets in Excess of Liabilities - 0.27%		199,228

Net Assets - 100.00%		$72,720,930

(a)	Non-income producing investment.
(b)	Portion of security is subject to call options written.
(c)	Represents 7 day effective yield.

Schedule of Written Options
	Number of Contracts	Exercise Price	Maturity Date	Value
WRITTEN OPTION CALLS
Ancestry.com, Inc.	250	$27.50	8/18/2012	(55,625)
Ancestry.com, Inc.	100	30.00	11/17/2012	(23,500)
Ancestry.com, Inc.	100	27.50	11/17/2012	(32,500)
Ancestry.com, Inc.	350	25.00	11/17/2012	(155,750)
InterDigital, Inc.	100	40.00	9/22/2012	(6,500)
InterDigital, Inc.	100	37.50	9/22/2012	(9,100)
InterDigital, Inc.	50	40.00	1/19/2013	(8,500)
Market Vector Gold	150	52.00	9/22/2012	(22,800)
MFC Industrial, Ltd.	100	7.50	1/19/2013	(9,750)
Vonage Holdings Corp.	642	3.00	9/22/2012	(4,815)

Total Written Option Calls (Proceeds $330,473)				$(328,840)

Common Abbreviations:
ADR - American Depositary Receipt.
ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.
ETF - Exchange Traded Fund.
Ltd. - Limited.
PLC - Public Limited Company.

20	www.tilsonmutualfunds.com

Tilson Dividend Fund	Schedule of Investments
April 30, 2012 (Unaudited)

Summary of Investments

	% of Net Assets	Value
Closed-End Funds	6.04%	$4,390,582
Consumer Discretionary	6.36%	4,623,200
Exchange-Traded Funds	1.28%	927,800
Financials	18.59%	13,521,778
Health Care	4.99%	3,627,900
Industrials	5.01%	3,640,941
Information Technology	36.94%	26,865,816
Telecommunication Services	5.93%	4,313,594
Short Term & Other	14.86%	10,809,319
Total	100.00%	$72,720,930

Semi-Annual Report | April 30, 2012	21

Tilson Mutual Funds	Statements of Assets and Liabilities
April 30, 2012 (Unaudited)

	Tilson Focus Fund	Tilson Dividend Fund

Assets:
Investments, at cost	$17,435,817	$71,566,422
Investments, at value	$17,323,957	$72,521,702
Deposit held by broker for options	208,974	–
Receivables:
Investments sold	10,825	739,092
Fund shares sold	50	13,870
Due from Advisor	–	–
Dividends and interest	22,943	110,591
Other assets	20,726	42,109

Total Assets	17,587,475	73,427,364

Liabilities:
Call options written, at value (premiums received $0 and $330,473, respectively)	–	328,840
Payables:
Investments purchased	310,541	205,488
Fund shares repurchased	–	84,206
Accrued expenses:
Advisory fees	2,490	49,934
Trustees' fees and expenses	39	512
Other expenses	7,159	37,454

Total Liabilities	320,229	706,434

Net Assets	$17,267,246	$72,720,930

Net Assets Consist of:
Paid-in Capital	$19,043,399	$68,332,119
Accumulated net investment income (loss)	69,093	(714,324)
Accumulated net realized gain (loss) on investments, written options and foreign currency transactions	(1,733,625)	4,146,222
Net unrealized appreciation (depreciation) on investments, written options and foreign currency translations	(111,621)	956,913
Total Net Assets	$17,267,246	$72,720,930
Shares Outstanding, no par value (unlimited authorized shares)	1,457,568	5,268,301
Net Asset Value, Offering Price and Redemption Price Per Share*	$11.85	$13.80

*Redemption price may differ from NAV if redemption fee is applied.

See Notes to Financial Statements.
22	www.tilsonmutualfunds.com

Tilson Mutual Funds	Statements of Operations
For the Six Months Ended April 30, 2012 (Unaudited)

	Tilson Focus Fund	Tilson Dividend Fund
Investment Income:
Interest	$3	$665
Dividends	313,118	631,388
Foreign tax withheld	(1,131)	(8,647)
Total Investment Income	311,990	623,406

Expenses:
Advisory fees (note 3)	82,714	580,681
Administration fees	19,876	91,529
Transfer agent fees	14,527	35,327
Registration and filing administration fees	8,536	20,350
Custody fees	5,858	11,542
Legal fees	32,985	9,365
Audit and tax preparation fees	881	6,848
Printing expenses	1,471	14,040
Trustees' fees and expenses	5,882	6,355
Insurance expenses	1,828	9,137
Other operating expenses	437	10,147
Total Expenses	174,995	795,321
Expenses waived by Advisor (note 3)	(57,098)	(40,480)
Net Expenses	117,897	754,841

Net Investment Income (Loss)	194,093	(131,435)

Net Realized and Unrealized Gain (Loss) from Investments, Written Options and Foreign Currency:
Net realized gain (loss) from :
Investments	1,656,332	4,928,486
Written options	–	(676,253)
Foreign currency transactions	–	(41)
Change in unrealized appreciation (depreciation) on:
Investments and foreign currency translations	1,428,955	1,767,887
Written options	–	(245,059)
Net Realized and Unrealized Gain on Investments, Written Options and Foreign Currency Translations	3,085,287	5,775,020

Net Increase in Net Assets Resulting From Operations	$3,279,380	$5,643,585

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2012	23

Tilson Mutual Funds	Statements of Changes in Net Assets

	Tilson Focus Fund		Tilson Dividend Fund
	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011

Operations:
Net investment income (loss)	$194,093	$(65,709)	$(131,435)	$91,706
Net realized gain (loss) from investments, written options and foreign currency transactions	1,656,332	(1,857,172)	4,252,192	1,383,022
Change in unrealized appreciation (depreciation) on investments, written options and foreign currency translations	1,428,955	(1,854,488)	1,522,828	(3,280,466)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,279,380	(3,777,368)	5,643,585	(1,805,738)

Distributions to Shareholders: (note 5)
Net investment income	(125,000)	–	(422,322)	(240,254)
Net realized gains on investments	–	–	(1,544,700)	(409,715)
Decrease in Net Assets Resulting from Distributions	(125,000)	–	(1,967,022)	(649,969)

Capital Share Transactions:
Shares sold	643,824	6,176,745	11,282,797	77,413,388
Redemption fees	15,226	68,449	188,702	392,786
Reinvested distributions	114,909	–	1,714,429	606,477
Shares repurchased	(2,131,855)	(7,979,028)	(23,481,777)	(31,078,588)
Increase (Decrease) from Capital Share Transactions	(1,357,896)	(1,733,834)	(10,295,849)	47,334,063
Net Increase (Decrease) in Net Assets	1,796,484	(5,511,202)	(6,619,286)	44,878,356

Net Assets:
Beginning of period	15,470,762	20,981,964	79,340,216	34,461,860
End of period	$17,267,246	$15,470,762	$72,720,930	$79,340,216

Accumulated Net Investment Income (Loss)	$69,093	$–	$(714,324)	$(160,567)

Share Information:
Shares sold	60,408	517,376	841,511	5,675,787
Reinvested distributions	12,277	–	135,101	45,600
Shares repurchased	(209,853)	(711,319)	(1,748,754)	(2,346,071)
Net Increase (Decrease) in Capital Shares	(137,168)	(193,943)	(772,142)	3,375,316
Shares Outstanding, Beginning of Period	1,594,736	1,788,679	6,040,443	2,665,127
Shares Outstanding, End of Period	1,457,568	1,594,736	5,268,301	6,040,443

See Notes to Financial Statements.
24	www.tilsonmutualfunds.com

Tilson Focus Fund	Financial Highlights
For a share outstanding during each of the periods presented.

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007

Net Asset Value, Beginning of Period	$9.70		$11.73	$8.99	$7.19	$13.09	$12.61
Income from Investment Operations:
Net investment income (loss)	0.13		(0.04)	0.05	0.00 (a)	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investments	2.09		(2.03)	2.73	1.85	(4.95)	0.70
Total from Investment Operations	2.22		(2.07)	2.78	1.85	(4.99)	0.62

Less Distributions:
From net investment income	(0.08)		–	–	–	–	–
From net realized gains on investments	–		–	–	–	(0.93)	(0.16)
From tax return of capital	–		–	(0.05)	(0.05)	–	–
Total Distributions	(0.08)		–	(0.05)	(0.05)	(0.93)	(0.16)

Paid in Capital:
Paid in capital (from redemption fees)	0.01		0.04	0.01	0.00 (a)	0.02	0.02
Total paid in capital	0.01		0.04	0.01	0.00 (a)	0.02	0.02

Net Asset Value, End of Period	$11.85		$9.70	$11.73	$8.99	$7.19	$13.09

Total Return(b)	23.25	%(c)	(17.31%)	31.13%	26.23%	(40.23%)	5.07%

Net Asset Value, End of Period (in thousands)	$17,267		$15,471	$20,982	$11,378	$10,010	$24,095

Average Net Assets for the Period (in thousands)	$15,723		$21,319	$16,115	$8,910	$15,830	$20,018

Ratio of Gross Expenses to Average Net Assets(d)	2.24	%(e)	2.40%	3.13%	3.68%	2.23%	2.53%
Ratio of Net Expenses to Average Net Assets(d)	1.51	%(e)	1.67%	2.29%	2.07%	1.47%	1.98%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.48	%(e)	(0.31%)	0.45%	0.02%	(0.37%)	(0.70%)

Portfolio Turnover Rate	46	%(c)	130%	140%	168%	151%	172%

(a)	Actual amount is less than $0.01 per share.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Not Annualized.
(d)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(e)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2012	25

Tilson Dividend Fund	Financial Highlights
For a share outstanding during each of the periods presented.

	For the Six Months Ended April 30, 2012 (Unaudited)		For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007

Net Asset Value, Beginning of Period	$13.13		$12.93	$10.41	$7.64	$12.65	$12.61
Income from Investment Operations:
Net investment income (loss)	(0.04)		0.05 (a)	0.00 (b)	0.05	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	1.00		0.26 (a)	2.50	2.78	(3.19)	1.00
Total from Investment Operations	0.96		0.31	2.50	2.83	(3.23)	0.99

Less Distributions:
From net investment income	(0.07)		(0.07)	–	(0.07)	–	(0.02)
From net realized gains on investments	(0.26)		(0.11)	–	–	(1.79)	(0.94)
Total Distributions	(0.33)		(0.18)	–	(0.07)	(1.79)	(0.96)

Paid in Capital:
Paid in capital (from redemption fees)	0.04		0.07	0.02	0.01	0.01	0.01
Total paid in capital	0.04		0.07	0.02	0.01	0.01	0.01

Net Asset Value, End of Period	$13.80		$13.13	$12.93	$10.41	$7.64	$12.65

Total Return(c)	7.83	%(d)	2.93%	24.21%	37.51%	(28.50%)	8.42%

Net Asset Value, End of Period (in thousands)	$72,721		$79,340	$34,462	$8,646	$5,706	$9,343

Average Net Assets for the Period (in thousands)	$77,850		$72,885	$15,616	$6,700	$7,263	$8,433

Ratio of Gross Expenses to Average Net Assets(e)	2.05	%(f)	2.05%	2.78%	4.08%	3.87%	3.53%
Ratio of Net Expenses to Average Net Assets(e)	1.95	%(f)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.34	%)(f)	0.13%	0.09%	0.59%	(0.43%)	0.02%

Portfolio Turnover Rate	38	%(d)	110%	89%	164%	159%	124%

(a)
The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)	Actual amount is less than $0.01 per share.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Not Annualized.
(e)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(f)	Annualized.

See Notes to Financial Statements.
26	www.tilsonmutualfunds.com

Tilson Mutual Funds	Notes to Financial Statements
April 30, 2012 (Unaudited)

1. ORGANIZATION

The Tilson Dividend Fund and the Tilson Focus Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of The Tilson Investment Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report are classified as non-diversified as defined in the 1940 Act.

The Tilson Dividend Fund (the “Dividend Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in common stocks of companies that the Advisor believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

The Tilson Focus Fund (the “Focus Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek long-term capital appreciation through investment in equity securities of companies that the Advisor believes are undervalued in the securities market.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation
The Funds’ investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are  observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Semi-Annual Report | April 30, 2012	25

Tilson Mutual Funds	Notes to Financial Statements
April 30, 2012 (Unaudited)

Level 3 –
Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the period ended April 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended April 30, 2012, there have been no significant changes to the Funds’ fair value methodologies.  Additionally, during the period ended April 30, 2012, there were no transfers between Level 1 and Level 2 securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Funds’ assets and liabilities as of April 30, 2012:

Tilson Focus Fund
April 30, 2012 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Common Stocks:
Consumer Discretionary	$3,055,681	$–	$–	$3,055,681
Consumer Staples	354,331	–	–	354,331
Energy	5,774	–	–	5,774
Financials	4,177,574	544,632	–	4,722,206
Health Care	1,335	–	–	1,335
Industrials	707,994	–	–	707,994
Information Technology	2,533,362	–	–	2,533,362
Materials	4,856	–	–	4,856
Retail	–	–	86,271	86,271
Telecommunication Services	630,242	–	–	630,242
Closed-End Funds	1,916	–	–	1,916
Preferred Stocks	27,003	–	–	27,003
Rights and Warrants	2,605,240	63,200	–	2,668,440
Purchased Options	–	2,113,555	–	2,113,555
Short Term Investments	410,991	–	–	410,991
Total	$14,516,299	$2,721,387	$86,271	$17,323,957

28	www.tilsonmutualfunds.com

Tilson Mutual Funds	Notes to Financial Statements
April 30, 2012 (Unaudited)

Tilson Dividend Fund
April 30, 2012 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Common Stocks:
Consumer Discretionary	$4,623,200	$–	$–	$4,623,200
Financials	13,521,778	–	–	13,521,778
Health Care	3,627,900	–	–	3,627,900
Industrials	3,640,941	–	–	3,640,941
Information Technology	26,865,816	–	–	26,865,816
Telecommunication Services	4,313,594	–	–	4,313,594
Closed-End Funds	4,390,582	–	–	4,390,582
Exchange-Traded Funds	927,800	–	–	927,800
Short Term Investments	10,610,091	–	–	10,610,091
Total	$72,521,702	$–	$–	$72,521,702
Other Financial Instruments
Liabilities
Written Options	$–	$(328,840)	$–	$(328,840)
Total	$–	$(328,840)	$–	$(328,840)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Fund	Description	Common Stocks
Focus Fund	Balance, beginning of period	$–
	Accrued discounts	–
	Realized gains (loss)	–
	Change in unrealized appreciation (depreciation)	–
	Net purchases (sales)	–
	Transfers in and/or out of Level 3	86,271
	Balance, end of period	$86,271

Derivative Financial Instruments
The following discloses the Funds’ use of derivative instruments.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts such as purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Semi-Annual Report | April 30, 2012	29

Tilson Mutual Funds	Notes to Financial Statements
April 30, 2012 (Unaudited)

Risk of Investing in Derivatives
The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Option Writing/Purchasing
The Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

Written option activity for the period ended April 30, 2012 was as follows:

Dividend Fund Option Contracts Written for the period ended April 30, 2012	Contracts	Premiums Received
Options Outstanding, Beginning of Period	4,586	$1,343,236
Options written	4,755	974,115
Options closed	(6,712)	(1,910,728)
Options exercised	(587)	(49,803)
Options expired	(100)	(26,347)
Option Outstanding, End of Period	1,942	$330,473

Warrants
The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

30	www.tilsonmutualfunds.com

Tilson Mutual Funds	Notes to Financial Statements
April 30, 2012 (Unaudited)

Statement of Assets and Liabilities – Fair Value of Derivative Instruments as of April 30, 2012(a):

Derivatives Not Accounted For As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liabilities Derivatives Statement of Assets and Liabilities Location	Fair Value
Focus Fund
Equity Contracts (Rights and Warrants)	Investments, at Value	$2,668,440
Equity Contracts (Purchased Options)	Investments, at Value	2,092,232
Currency Contracts (Purchased Options)	Investments, at Value	21,323
		$4,781,995

Dividend Fund
Equity Contracts (Written Options)	Investments, at Value	$–	Call options written, at Value	$328,840
		$–		$328,840

(a)	For open derivative instruments as of April 30, 2012, see the Schedule of Investments, which is also indicative of the activity for the period ended April 30, 2012.

The Effect of Derivative Instruments on the Statements of Operations for the period ended April 30, 2012:
Derivatives Not Accounted For As Hedging Instruments	Location Of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) On Derivatives Recognized In Income	Changed In Unrealized Gain/(Loss) On Derivatives Recognized In Income
Focus Fund
Equity Contracts (Rights and Warrants)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments and foreign currency translations	$(97,432)	$1,004,916
Equity Contracts (Purchased Options)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments and foreign currency translations	702,906	94,365
Currency Contracts (Purchased Options)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments and foreign currency translations	–	(34,446)
		$605,474	$1,064,835

Dividend Fund
Equity Contracts (Purchased Options)	Net realized gain (loss) from: Investments/Change in unrealized appreciation (depreciation) on: Investments and foreign currency translations	$(144,535)	$116,611
Equity Contracts (Written Options)	Net realized gain (loss) from: Written Options/Change in unrealized appreciation (depreciation) on: Written Options	(676,253)	(245,059)
		$(820,788)	$(128,448)

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Semi-Annual Report | April 30, 2012	31

Tilson Mutual Funds	Notes to Financial Statements
April 30, 2012 (Unaudited)

Affiliated Companies
An affiliated company is a company that can have direct or indirect common ownership. The Funds do not hold any investments in affiliated companies as of April 30, 2012.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Funds bear expenses incurred specifically on each Funds respective behalf as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Dividend Distributions
The Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Fees on Redemptions
The Funds charge a redemption fee of 2.00% on redemptions of Funds’ shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fees charged for the period ended April 30, 2012 were $15,226 and $188,702 for the Focus Fund and Dividend Fund, respectively.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

3. TRANSACTIONS WITH AFFILIATES

Advisor (Both Funds)
The Funds pay a monthly advisory fee to T2 Partners Management L.P. (the “Advisor”) based upon the average daily net assets of each Fund. The Advisor has entered into contractual agreements (“Expense Limitation Agreement”) with the Funds under which it has agreed to reduce the amount of the investment advisory fee to be paid to the Advisor by the Funds for certain months and to assume other expenses of each of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, and extraordinary expenses) to not more than a specified percentage of the average daily assets of each Fund for the current fiscal year. There can be no assurance the Expense Limitation Agreement will continue in the future. The expense limitation percentages for the period ending April 30, 2012 were 0.45% for each Fund. During the period ended, expenses were waived in the amounts of $57,098 and $40,480, for the Focus Fund and Dividend Fund, respectively.

Advisor (Dividend Fund)
As full compensation for the investment advisory services provided to the Dividend Fund, the Advisor receives monthly compensation based on the Dividend Fund’s average daily net assets at the annual rate of 1.50%.

Sub-Advisor (Dividend Fund)
The Dividend Fund’s sub-advisor is Centaur Capital Partners, L.P., (“Sub-Advisor”). The Sub-Advisor serves in that capacity pursuant to an investment sub-advisory contract with the Advisor as approved by the Trustees. The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Dividend Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

For its sub-advisory services to the Dividend Fund, the Sub-Advisor receives from the Advisor quarterly compensation based on the Dividend Fund’s average daily net assets at the rate of 0.75% less certain of the Advisor’s marketing and operating expenses, as agreed to between the Advisor and Sub-Advisor. The Sub-Advisor has also agreed to allow the Advisor to withhold from that compensation up to one-half of the Advisor’s expenses under the Expense Limitation Agreement as it relates to the Dividend Fund. The Dividend Fund does not pay a direct fee to the Sub-Advisor.

32	www.tilsonmutualfunds.com

Tilson Mutual Funds	Notes to Financial Statements
April 30, 2012 (Unaudited)

Advisor (Focus Fund)
As full compensation for investment advisory services, the Advisor receives monthly compensation in the form of a variable advisory fee (“Variable Advisory Fee”). The fee is comprised of two component fees: (i) a fixed rate of 1.50% of the average daily net assets of the Focus Fund (“Fulcrum Fee”) and (ii) a performance incentive fee (“Performance Fee”).

The Fulcrum Fee is calculated by multiplying 1.50% by the average net assets of the Focus Fund for the fiscal year to date divided by the number of days in the year multiplied by the number of days in the calendar month. The Performance Fee is calculated by multiplying the “Performance Adjustment Rate” (as described below) by the average daily net assets of the Focus Fund over the measuring period (“Measuring Period”). While the Performance Fee is calculated on the 12-month Measuring Period, it is pro-rated to a monthly payment to correspond with the Focus Fund’s monthly payment of the Variable Advisory Fee.

The Performance Adjustment Rate will vary with the Focus Fund’s performance as compared to the performance of the Dow Jones Wilshire 5000 Composite Total Return Index (full cap) (“Index”) as published on the close of the market on the last day of the Measuring Period, with dividends reinvested, and will range from -0.45% to +0.45% of the average daily net assets. The Performance Adjustment Rate will be calculated at 4.50% of the cumulative difference between the performance of the Focus Fund and that of the Index over the Measuring Period, except that no performance adjustment will be paid if the cumulative difference between the Focus Fund’s performance and that of the Index is +/- 2.00%. The factor of 4.50% is derived from the fact that the Advisor will achieve the maximum / minimum Performance Adjustment Rate when the cumulative total return difference between the Focus Fund and the Index is +/- 10.00% over the Measuring Period (i.e., 0.45% divided by 10.00%=4.50%). Prior to the recoupment of performance fees, the advisory fees totaled $117,276 for the period ended April 30, 2012. The performance fees recouped by the Fund for under-performance during the period ended April 30, 2012 were $34,562.

Administrator
ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) serves as the Trust’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement (“Administration Agreement”) with the Trust. As compensation for its services to the Trust, ALPS receives an annual administration fee based on the annual minimum fee of $215,000.  The Administrator is also reimbursed by the Trust for certain out-of-pocket expenses.

Compliance Services
ALPS provides services as Fund Chief Compliance Officer Assurance Representations and Review. ALPS, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act.  ALPS is compensated under the Administration Agreement.

Transfer Agent
ALPS serves as transfer, dividend paying, and shareholder servicing agent for the Funds.

Distributor
ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributors.  The Distributor acts as an agent for the Funds and the distributor of their shares.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the period ended April 30, 2012. Purchases and proceeds from sales of U.S. Government obligations are included in the totals of Purchases of Securities and Proceeds from Sales of Securities below and also broken out separately for your convenience:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Focus Fund	$6,212,051	$6,693,008
Dividend Fund	$25,049,517	$45,221,637

There were no purchases of long-term U.S. Government Obligations for either Fund during the period ended April 30, 2012.

5. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Semi-Annual Report | April 30, 2012	33

Tilson Mutual Funds	Notes to Financial Statements
April 30, 2012 (Unaudited)

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The amount and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of April 30, 2012.

Management reviewed the tax positions in the open tax years of 2008, 2009, 2010, and 2011 and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Funds’ net assets or results of operations. As of and during the six month period ending April 30, 2012, the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

Distributions during the fiscal year ended October 31, 2011 were characterized for tax purposes as follows:

		Distributions from
Fund	For the fiscal year ended	Return of Capital	Ordinary Income	Long-Term Capital Gains
Focus Fund	10/31/2011	–	–	–
	10/31/2010	$63,556	–	–
Dividend Fund	10/31/2011	$–	$240,254	$409,715
	10/31/2010	–	–	–

As of April 30, 2012, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/(Depreciation)
Focus Fund	$17,486,205	$2,868,414	$(3,030,662)	$(162,248)
Dividend Fund	$71,629,090	$4,263,537	$(3,370,925)	$892,612

The difference between book basis and tax basis net unrealized appreciation/(depreciation) is attributable to the deferral of losses from wash sales.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect risk of loss to be remote.

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

8. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

34	www.tilsonmutualfunds.com

Tilson Mutual Funds	Additional Information
April 30, 2012 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-888-4TILSON (1-888-484-5766) and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Funds at 1-888-484-5766. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3. APPROVAL OF ADVISORY AGREEMENT

The Advisor supervises the investments of the Funds pursuant to an Investment Advisory Agreement. The Sub-Advisor assists the Advisor in supervising the Tilson Dividend Fund’s investments pursuant to an Investment Sub-Advisory Agreement. At the annual meeting of the Funds’ Board of Trustees on December 15, 2011, the Trustees unanimously approved the renewal of the Investment Advisory Agreement and Investment Sub-Advisory Agreement for another year. In considering whether to approve the renewal of the agreements, the Trustees first reviewed a memorandum from the Funds’ legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the agreements, including the types of information and factors that should be considered in order to make an informed decision. The Trustees then reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor and Sub-Advisor; (ii) the investment performance of the Funds and the Advisor and Sub-Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor, Sub-Advisor, and their affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) the practices of the Advisor and Sub-Advisor regarding brokerage and portfolio transactions; and (vi) the practices of the Advisor and Sub-Advisor regarding possible conflicts of interest.

With respect to the Investment Advisory Agreement, the Trustees reviewed various informational materials including, without limitation, a copy of the Investment Advisory Agreement for the Funds and a memorandum containing information about the Advisor, its business, its finances, its personnel, and its services to the Funds, as well as comparative information for other mutual funds with strategies similar to the Funds. The following discussion was held concerning each material factor considered:

(1)
The nature, extent, and quality of the services provided by the Advisor. In this regard, the Trustees reviewed the services being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow the Funds’ assets, and assist in the distribution of Fund shares. The Trustees noted that the Trust’s principal executive officer, principal financial officer, president, vice-president, treasurer, and chief compliance officer were employees of the Advisor and serve the Trust without additional compensation from the Funds. After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, the Advisor’s compliance programs, and the Advisor’s Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

(2)
The investment performance of the Funds and the Advisor. In this regard, the Trustees compared the performance of each Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and applicable peer group data (e.g., Bloomberg peer group averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. After reviewing the short and long-term investment performance of the Funds, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board concluded that the investment performance of the Funds and the Advisor was satisfactory.

(3)
The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds. In this regard, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the education and experience of the

Semi-Annual Report | April 30, 2012	35

Tilson Mutual Funds	Additional Information
April 30, 2012 (Unaudited)

Advisor’s personnel; the Advisor’s compliance policies and procedures; the financial condition of the Advisor; the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset level of each Fund; and the overall expenses of each Fund, including certain prior fee waivers and reimbursements by the Advisor on behalf of the Funds and the nature and frequency of advisory fee payments; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Funds. The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm. The Trustees reviewed the Funds’ Expense Limitation Agreement, including the nature and scope of the cost allocation for such fees. The Trustees also considered potential benefits for the Advisor in managing the Funds, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Funds, and the potential for the Advisor to generate soft dollars from certain of the Funds’ trades that may benefit the Advisor’s other clients as well. The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. With respect to each Fund, the Trustees determined that while the management fee and net expense ratio were higher than the comparable funds and the peer group average, each Fund was much smaller than the peer group average. In addition, the Trustees determined that with the Focus Fund’s variable advisory fee structure, the Fund’s management fee and net expense ratio would fluctuate and could drop below those of the comparable funds and peer group average if the Fund’s performance was less than the performance of the Dow Jones Wilshire 5000. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Funds were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

(4)
The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors. In this regard, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an Expense Limitation Agreement. The Trustees noted that, while the management fees remained the same at all asset levels, the Funds’ shareholders had experienced benefits from the Funds’ Expense Limitation Agreement and would benefit from economies of scale under the Funds’ agreements with service providers other than the Advisor. Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board determined that the Funds’ fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that the Expense Limitation Agreement provided potential savings for the benefit of the Funds’ investors.

(5)
The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Trustees considered the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the anticipated portfolio turnover rate for the Funds; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars). After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

(6)
The Advisor’s practices regarding possible conflicts of interest. In this regard, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board, including a majority of the Trust’s independent trustees, approved the renewal of the Investment Advisory Agreement.

With respect to the Investment Sub-Advisory Agreement, the Trustees reviewed various informational materials including, without limitation, a copy of the Investment Sub-Advisory Agreement for the Tilson Dividend Fund and a memorandum containing information about the Sub-Advisor, its business, its finances, its personnel, and its services to the Fund, as well as comparative information for other mutual funds with strategies similar to the Fund. The following discussion was held concerning each material factor considered:

(1)
The nature, extent, and quality of the services provided by the Sub-Advisor. In this regard, the Trustees reviewed the services being provided by the Sub-Advisor to the Tilson Dividend Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. After reviewing the foregoing information and further information in the memorandum from the Sub-Advisor

36	www.tilsonmutualfunds.com

Tilson Mutual Funds	Additional Information
April 30, 2012 (Unaudited)

(e.g., the Sub-Advisor’s Form ADV and descriptions of the Sub-Advisor’s business and compliance programs), the Board concluded that the nature, extent, and quality of the services provided by the Sub-Advisor were satisfactory and adequate for the Fund.

(2)
The investment performance of the Fund and the Sub-Advisor. In this regard, the Trustees compared the performance of the Tilson Dividend Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and comparable peer group indices (e.g., Bloomberg peer group averages). The Trustees also considered the consistency of the Sub-Advisor’s management of the Fund with its investment objective and policies. After reviewing the short and long-term investment performance of the Fund, the Sub-Advisor’s experience managing the Fund and other advisory accounts, the Sub-Advisor’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Sub-Advisor were satisfactory.

(3)
The costs of the services to be provided and profits to be realized by the Sub-Advisor and its affiliates from the relationship with the Fund. In this regard, the Trustees considered the Sub-Advisor’s staffing, personnel, and methods of operating; the education and experience of the Sub-Advisor’s personnel; the Sub-Advisor’s compliance policies and procedures; the financial condition of the Sub-Advisor; the level of commitment to the Tilson Dividend Fund by the Sub-Advisor and its principals; the asset level of the Fund; and the overall expenses of the Fund, including the nature and frequency of sub-advisory fee payments. The Trustees reviewed the financial statements for the Sub-Advisor and discussed the financial stability and profitability of the firm. The Trustees considered potential benefits for the Sub-Advisor in managing the Fund, including promotion of the Sub-Advisor’s name, the ability for the Sub-Advisor to place small accounts into the Fund, and the potential for the Sub-Advisor to generate soft dollars from certain of the Fund’s trades that may benefit the Sub-Advisor’s other clients as well. The Trustees also reviewed the fees paid to the Sub-Advisor under the Investment Sub-Advisory Agreement and noted that the Advisor paid the Sub-Advisor. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable the Fund in terms of the type of fund, the style of investment management, the size of the fund, and the nature of its investment strategy, among other factors. With respect to the Fund, the Trustees determined that while the management fee and net expense ratio were higher than the comparable funds and the peer group average, the size of the Fund was much smaller than the peer group average. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Sub-Advisor were fair and reasonable in relation to the nature and quality of the services to be provided by the Sub-Advisor.

(4)
The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. In this regard, the Trustees considered the fee arrangements between the Advisor and the Sub-Advisor. The Trustees noted that, while the investment sub-advisor fee remained the same at all asset levels, the Advisor was responsible for paying the Sub-Advisor under the Investment Sub-Advisory Agreement and the Tilson Dividend Fund would receive the benefits of the sub-advisory agreement at no additional cost. Following further discussion, the Board determined that the Advisor’s fee arrangements with the Sub-Advisor were reasonable.

(5)
The Sub-Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Trustees reviewed the Sub-Advisor’s standards, and performance in utilizing those standards, for seeking best execution for the Tilson Dividend Fund’s portfolio transactions. The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Sub-Advisor. After further review and discussion, the Board determined that the Sub-Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

(6)
The Sub-Advisor’s practices regarding possible conflicts of interest. In this regard, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Tilson Dividend Fund; the basis of decisions to buy or sell securities for the Fund and/or the Sub-Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Sub-Advisor’s code of ethics. Following further consideration and discussion, the Board indicated that the Sub-Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board, including a majority of the Trust’s independent trustees, approved the renewal of the Investment Sub-Advisory Agreement.

Semi-Annual Report | April 30, 2012	37

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

None

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable to semiannual reports.

(a)(2) Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit EX-99.CERT.

(a)(3) Not applicable.

(b) Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tilson Investment Trust

By:	(Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson
Date:	July 9, 2012	Trustee, President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson
Date:	July 9, 2012	Trustee, President and Principal Executive Officer
Tilson Investment Trust

By:	(Signature and Title)	/s/ Glenn H. Tongue
Glenn H. Tongue
Date:	July 9, 2012	Vice President, Treasurer, and Principal Financial Officer
Tilson Investment Trust